UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

W.W. GRAINGER, INC.

(Exact name of Registrant as Specified in Charter)

Illinois	1-5684	36-1150280
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois	60045-5201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 535-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	GWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2022, John L. Howard, Senior Vice President and General Counsel of W.W. Grainger, Inc. (the “Company”), notified the Company of his intention to retire.

In addition, on December 15, 2022, the Company announced that Nancy L. Berardinelli-Krantz, age 45, will join the Company from Eaton Corporation, where she is Senior Vice President and Deputy Chief Legal Officer. Prior to Eaton, Nancy served in senior leadership positions at The Goodyear Tire & Rubber Company and worked for the international law firm of Jones Day. She is also a veteran of the United States Army, Judge Advocate General’s Corps, where she served as a trial attorney in Fort Hood, Texas, and for the Contract Appeals Division in Washington, D.C. She also served as a trial defense counsel in Baghdad, Iraq.

Mr. Howard will step down as the Company’s General Counsel effective as of Ms. Berardinelli-Krantz’s employment start date, which the Company expects to be on or about January 30, 2023. Mr. Howard will continue as Senior Vice President until July 31, 2023, during which Mr. Howard will continue to receive his current base salary and will remain eligible to receive annual equity grants under the Company’s 2022 Incentive Plan and annual incentive (bonus) under the Company’s Management Incentive Plan. He then will provide services at his base salary rate to the Company as an active employee for six months to assist in the leadership transition, and will also be eligible to receive the other benefits that the Company offers its other employees.

A copy of the Company’s press release announcing Mr. Howard’s retirement and Ms. Berardinelli-Krantz’s appointment as Senior Vice President and Chief Legal Officer is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company on December 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2022

W.W. GRAINGER, INC.

By:	/s/Deidra C. Merriwether
	Name:	Deidra C. Merriwether
	Title:	Senior Vice President and Chief Financial Officer